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                                                                 Exhibit 10.14.1

                                  ADDENDUM 4
                                  ----------
                                      TO
                                      --
                             DISTRIBUTOR AGREEMENT
                             ---------------------
            BETWEEN SYNPLICITY, INC. AND INSIGHT ELECTRONICS, INC.
            ------------------------------------------------------


     This Addendum No. 4 to the Distributor Agreement dated April 1, 1999 is made by and between Synplicity, Inc., having its principal place of business at 935 Stewart Drive, Sunnyvale, California 94086 and Insight Electronics, having its principal place of business at 9980 Huennekens Street, San Diego, CA 92121.



 . Exhibit A, Schedule 4 (b) Renewal Procedure, shall be deleted in its entirety and replaced with the following:

   (b) Renewal Procedure: This Agreement shall renew automatically for additional 12 month terms unless either party notifies the other of its intent to terminate 60 days prior to the expiration of the then current term.


Except as amended herewith, all other paragraphs of the Synplicity, Inc. Distributor Agreement shall continue in full force and effect. In the event of any conflict between the Distributor Agreement and this Addendum 4, the provisions of this Addendum 4 shall prevail.

The parties hereto have executed this Addendum with an effective date of November 1, 2000.

SYNPLICITY, INC.                        INSIGHT ELECTRONICS

/s/ Douglas S. Miller                   /s/ Doug Lindroth
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Signature                               Signature

Douglas S. Miller                       Doug Lindroth
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Printed Name                            Printed Name

Vice President Finance, CFO             CFO
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Title                                   Title

      11/9/00                                  11/14/00
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Date                                    Date